Exhibit 1
N-SAR Item 77O

Rule 10f-3 Transactions


On January 8, 2002, The Dreyfus/Laurel Funds, Inc.
(the "Fund") - Dreyfus Premier Limited Term Income
Fund purchased, at slightly below par value, $200,000 in Credit Suisse First Boston USA, -
CUSIP 22541LAC7 (the "Bonds"). The Bonds were purchased from Credit Suisse First Boston Corp., a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial
Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions. Credit Suisse
First Boston Corp. received a commission of 0.75% per bond. No other member received any economic benefit.
The following is a list of the syndicate's primary members:


JP Morgan Securities
Salomon Smith Barney
Banc One Capital Markets
BNY Capital Markets
Commerzbank Securities
Credit Suisse First Boston Corp.
Lehman Brothers
Mellon Financial Markets, LLC
Mizuho Securities USA Inc.
Scotia Capital Inc.


Accompanying this statement are materials presented to the Fund's Board of Directors, which ratified the purchase at the Fund's Board meeting held on April 24, 2003.

Exhibit 1
N-SAR Item 770


Rule 10f-3 Transactions


On May 23, 2002, The Dreyfus/Laurel Funds, Inc.
(the "Fund") - Dreyfus Bond Market Index Fund purchased, at slightly below par value, $200,000
Marathon Oil, CUSIP 565849ACO (the "Bonds").
The Bonds were purchased from Salomon Smith Barney, a member of the underwriting syndicate offering the Bonds, from their own account.
Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions.
Salomon Smith Barney received a commission of 1.20%.
No other member received any economic benefit.
The following is a list of the syndicate's primary members:


Salomon Smith Barney
Credit Suisse First Boston Corp.
Mellon Financial Markets LLc


Accompanying this statement are materials presented to the Fund's Board of Directors, which ratified the purchase at the Fund's Board meeting held on April 24, 2003.

Exhibit 1
N-SAR Item 770

Rule 10f-3 Transactions


On May 23, 2002, The Dreyfus/Laurel Funds, Inc.
the "Fund") - Dreyfus Premier Limited Term Income
Fund purchased, at slightly below par value, $50,000 Marathon Oil, - CUSIP 565849ACO
(the "Bonds").  The Bonds were purchased from
Salomon Smith Barney, a member of the underwriting syndicate offering the Bonds, from their own account.
Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions.
Salomon Smith Barney received a commission of 1.20%.
No other member received any economic benefit.
The following is a list of the syndicate's primary members:

Salomon Smith Barney
Credit Suisse First Boston Corp.
Mellon Financial Markets, LLC


Accompanying this statement are materials presented to the Fund's Board of Directors, which ratified the purchase at the Fund's Board meeting held on April 24, 2003.


Exhibit 1
N-SAR Item 77O

Rule 10f-3 Transactions

On January 29, 2002, The Dreyfus/Laurel Funds, Inc.
(the "Fund") - Dreyfus Premier Limited Term Income
Fund purchased, at slightly below par value, $500,000 Wells Fargo, - CUSIP 949746CH2 (the "Bonds").
The Bonds were purchased from Bear Stearns & Co. Inc., a member of the underwriting syndicate offering the Bonds, from their own account.
Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions. Bear Stearns & Co., Inc.
received a commission of 7.90%. No other member received any economic benefit.
The following is a list of the syndicate's primary members:

Bear Stearns & Co. Inc.
Credit Suisse First Boston Corp.
Wells Fargo
Banc One Capital Markets
Deutsche Banc
Alex Brown Inc.
JP Morgan Securities
Lehman Brothers
Salomon Smith Barney
ABN Amro
Barclays Capital
BNY Capital markets
HSBC Securities
Mellon Financial Markets, LLC


	Accompanying this statement are materials presented to the Fund's Board of Directors, which ratified the purchase at the Fund's Board meeting held on April 24, 2003.

Exhibit 1
N-SAR Item 77O
Rule 10f-3 Transactions

On March 31, 2003, The Dreyfus/Laurel Funds, Inc.
(the "Fund") on behalf of Dreyfus Premier Limited
Term Income Fund purchased, at slightly below par value, $50,000 Florida Power Light, Corporate
CUSIP 341081EQ6 (the "Bonds"). The Bonds were purchased from Wachovia Securities, Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Mellon
Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions. Wachovia
Securities Inc. received a commission of $8.75 per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:


Banc of America Securities LLC
Wachovia Securities Inc
JP Morgan Securities
Salomon Smith Barney
Mellon Financial Markets LLC
Merrill Lynch & Co
Scotia Capital Inc
SunTrust Robinson Humprey


	Accompanying this statement are materials presented to the Fund's Board of Trustees, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on April 24, 2003.


Exhibit 1
N-SAR Item 77O
Rule 10f-3 Transactions

On March 31, 2003, The Dreyfus/Laurel Funds, Inc.
(the "Fund") on behalf of Dreyfus Bond Market Index
Fund purchased, at slightly below par value, $250,000
Florida Power Light, Corporate - CUSIP 341081EQ6 (the "Bonds").
The Bonds were purchased from Wachovia Securities, Inc., a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transactions.
Wachovia Securities, Inc. received a commission of $8.75 per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:


Banc of America Securities LLC
Wachovia Securities Inc
JP Morgan Securities
Salomon Smith Barney
Mellon Financial Markets LLC
Merrill Lynch & Co
Scotia Capital Inc
SunTrust Robinson Humprey


	Accompanying this statement are materials presented to the Fund's Board of Trustees, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on April 24, 2003.